Exhibit 99.1

Accolade to Acquire 2nd.md

The addition of 2nd.MD’s Expert Medical Opinion services to Accolade’s portfolio of high-touch, technology-enabled health and benefits solutions expands Accolade’s clinical capabilities and creates the market’s most comprehensive, integrated healthcare navigation experience.

Seattle, WA, January 14, 2021 – Accolade, Inc. (Nasdaq: ACCD), which provides personalized, technology-enabled solutions that help people better understand, navigate and utilize the healthcare system and their workplace benefits, today announced it has signed a definitive agreement to acquire Innovation Specialists, LLC (d/b/a 2nd.MD), a leading Expert Medical Opinion and medical decision support company based in Houston, TX. With healthcare utilization expected to rise significantly in 2021, on the heels of the COVID-19 pandemic, the integration of 2nd.MD with Accolade’s health and benefits solutions and clinical service offerings will simplify the healthcare experience for employees and increase return on investment for employers by ensuring their employee populations are receiving appropriate care and reducing unnecessary treatment in high-cost scenarios. Accolade will continue to offer 2nd.MD’s service on a stand-alone basis as well.

“We share a common vision to help every person live their healthiest life by dramatically improving quality and accessibility of care through a people-focused, clinically-driven support model. Bringing 2nd.MD’s world-class Care Team and digital approach with expert medical consultation into Accolade, and continuing to offer it on a stand-alone basis, will have an immediate and measurable impact for our customers, their employees, and the health plans we work with,” said Rajeev Singh, chief executive officer, Accolade. “Both companies have built deep relationships with employers and health plans by helping employees navigate the increasingly complex and inconsistent healthcare system. With the addition of 2nd.MD, we’ll nearly double our total addressable market while providing the most comprehensive, integrated healthcare navigation experience available.”

The 2nd.MD solution: Personalized medical expertise from elite specialists in 3 to 5 days

When employees access Expert Medical Opinion healthcare benefits, it is generally during a critical point in their lives following a diagnosis that requires a significant and high-cost care decision such as whether to have surgery. 2nd.MD connects employees with board-certified national experts across the country for a valuable medical consultation in a real-time video call or by phone within three to five days. This rapid turnaround compares to the industry average of several weeks, which is time that causes delay in treatment and adds to the patient’s stress. On average, 2nd.MD employer-customers save over $5,000 per consultation and $27,000 per consultation when a surgery is involved.

The 2nd.MD Care Team is comprised of highly specialized nurses and medical record retrieval specialists who coordinate all the details to eliminate friction in the process and ensure the employee can remain focused on their health. 2nd.MD’s service covers conditions across all adult and pediatric specialties and subspecialties, serving over 300 employer-customers and more than seven million employee-members. The company consistently delivers outstanding value as evidenced by Net Promoter Scores (NPS) in the nineties.

“When it is you or a loved one facing a serious health decision, waiting for weeks to receive a second opinion from an expert isn’t acceptable. We’ve built a scalable Expert Medical Opinion offering that treats every member like family,” said Jason Melton, chief executive officer, 2nd.MD. “Combining our Care Teams and technology with Accolade will enhance the reach and quality of support to members from the moment of crisis to the other side of treatment on the path to wellness. We share a common business vision, our cultures are highly aligned around employee purpose and we share a common mission to change healthcare for the benefit of all consumers.”

Transaction Summary

The transaction is expected to close by the end of February 2021, subject to customary closing conditions. Under the terms of the agreement, the purchase price of up to $460 million will consist of $230 million in cash, $130 million in Accolade common stock, and up to $100 million of Accolade common stock payable upon the achievement of defined revenue milestones following the closing. Goldman Sachs & Co. LLC acted as the exclusive financial advisor and Cooley LLP acted as legal advisor to Accolade in the transaction. Balch & Bingham LLP acted as legal advisor to 2nd.MD.

Financial Reporting and Business Outlook

Steve Barnes, chief financial officer, Accolade, commented, “We are enthusiastic about the business benefits that 2nd.MD will bring to Accolade. In addition to the expanded services and clinical capabilities we will be able to offer our customers, 2nd.MD brings new industry distribution relationships to help grow our business and expands our addressable market by an estimated $22 billion. We expect 2nd.MD to be accretive to our revenue growth rate in fiscal 2022 at a similar gross margin profile, and plan to invest in integration between our companies to maximize the value of our combined offerings. We intend to provide more financial details after the acquisition is completed.” For the calendar year ended December 31, 2020, 2nd.MD reported unaudited revenues of approximately $35 million, and is currently serving more than 300 customers covering more than seven million members.

Conference Call to discuss the acquisition

The company will host a conference call today, Thursday, January 14, 2021, at 5:30 p.m. E.T. to discuss today’s announcement. The call can be accessed by dialing (833) 519-1281 for U.S. participants, or (914) 800-3853 for international participants, referencing conference ID #7240298; or via a live audio webcast that will be available online at http://ir.accolade.com. A presentation to accompany the call can be downloaded on the Company’s investor relations page. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link, and will remain available for approximately 90 days.

About Accolade

Accolade provides personalized health and benefits solutions designed to empower every person to live their healthiest life. Using a blend of cloud-based technologies, specialized support from Accolade Health Assistants® and Clinicians, and integrated data and programs across mobile, online and phone, Accolade navigates people through the healthcare system with trust, empathy and ease. Employers offer Accolade to employees and their families as the single place to turn for all health, healthcare, and benefits questions or concerns, increasing their engagement in benefits and connecting them to high-quality providers and care. By empowering members to make better decisions about their health, Accolade can support members in lowering the cost and complexity of healthcare while achieving consumer satisfaction ratings over 90 percent and an NPS of 60. For more information, visit Accolade on Twitter, Facebook, LinkedIn and at www.accolade.com.

About 2nd.MD

2nd.MD is the leader in expert medical opinion. A preferred partner to over 300 employers and the country's top health plans, 2nd.MD connects more than 7 million people to over 900 nationally recognized, board-certified medical specialists covering all adult and pediatric specialty conditions. Providing a world-class member experience and consistently achieving a +91 Net Promoter Score, 2nd.MD combines advanced technology, data, and clinical expertise to save and improve lives every day. For more information, please visit 2nd.MD at https://www.2nd.md/ or follow @2nd.MD on LinkedIn.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks associated with (a) the possibility that the closing conditions to the transaction with 2nd.MD may not be satisfied or waived in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant a regulatory approval, (b) the failure to complete or receive the anticipated benefits from the transaction, including due to Accolade’s inability to successfully integrate 2nd.MD into its business, (c) diverting management attention from ongoing business operations, (d) the commencement or outcome of any legal proceedings that may be instituted against us or 2nd.MD in connection with the proposed transaction and (f) the effects of the transaction on the combined business, including on operating costs, customer loss and business disruption; (ii) changes in laws and regulations applicable to our or 2nd.MD’s business model; (iii) changes in market or industry conditions, regulatory environment and receptivity to our or 2nd.MD’s technology and services; (iv) results of litigation or a security incident; (v) the loss of one or more of our or 2nd.MD’s key customers or partners; (vi) the impact of COVID-19 on our or 2nd.MD’s business and results of operation; (vii) changes to our or 2nd.MD’s abilities to recruit and retain qualified team members; and the risks described in the other filings Accolade makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Accolade’s Final Prospectus for its public offering dated October 21, 2020 and its quarterly reports filed on Form 10-Q, which should be read in conjunction with its financial results and forward-looking statements. All forward-looking statements in this Current Report on Form 8-K or any exhibit hereto are based on information available to Accolade as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.